                          Independent Auditors' Consent


To the Shareholders and Board of Directors of Travelers Series Fund Inc.:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Travelers Series Fund, Inc. (the "Funds"), in this Prospectus and Statement of Additional Information, of our reports dated December 12, 2001, on the statements of assets and liabilities as of October 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods described below. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.

Portfolios
----------

Smith Barney International All Cap Growth Portfolio
     Statement of Changes in Net Assets                 Two years ended October 31, 2001
     Financial Highlights                       Five years ended October 31, 2001

Smith Barney Large Cap Value Portfolio
     Statement of Changes in Net Assets                 Two years ended October 31, 2001
     Financial Highlights                       Five years ended October 31, 2001

Smith Barney Large Capitalization Growth Portfolio
     Statement of Changes in Net Assets                 Two years ended October 31, 2001
     Financial Highlights                       Three years ended October 31, 2001 and
                                                period from May 1, 1998 (commencement of
                                                operations) to October 31, 1998

Smith Barney Aggressive Growth Portfolio
     Statement of Changes in Net Assets                 Two years ended October 31, 2001
     Financial Highlights                       Two years ended October 31, 2001

Smith Barney Mid Cap Portfolio
     Statement of Changes in Net Assets                 Two years ended October 31, 2001
     Financial Highlights                       Two years ended October 31, 2001

Alliance Growth Portfolio
     Statement of Changes in Net Assets                 Two years ended October 31, 2001
     Financial Highlights                       Five years ended October 31, 2001

AIM Capital Appreciation Portfolio
     Statement of Changes in Net Assets              Two years ended October 31, 2001
     Financial Highlights                    Five years ended October 31, 2001

Van Kampen Enterprise Portfolio
     Statement of Changes in Net Assets              Two years ended October 31, 2001
     Financial Highlights                    Five years ended October 31, 2001

MFS Total Return Portfolio
     Statement of Changes in Net Assets              Two years ended October 31, 2001
     Financial Highlights                    Five years ended October 31, 2001

Salomon Brother Global High Yield Portfolio
     Statement of Changes in Net Assets              Two years ended October 31, 2001
     Financial Highlights                    Five years ended October 31, 2001

Travelers Managed Income Portfolio
     Statement of Changes in Net Assets              Two years ended October 31, 2001
     Financial Highlights                    Five years ended October 31, 2001

Putnam Diversified Income Portfolio
     Statement of Changes in Net Assets              Two years ended October 31, 2001
     Financial Highlights                    Five years ended October 31, 2001

Smith Barney High Income Portfolio
     Statement of Changes in Net Assets              Two years ended October 31, 2001
     Financial Highlights                    Five years ended October 31, 2001

Smith Barney Money Market Portfolio
     Statement of Changes in Net Assets              Two years ended October 31, 2001
     Financial Highlights                    Five years ended October 31, 2001


                                        KPMG LLP

New York, New York
February 26, 2002